Exhibit 99.6


                      Security Capital Group Incorporated
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 2002
                                 (in thousands)
                                  (unaudited)

                                Security Capital        SUSA Partnership,       Pro Forma Purchase
     Assets                        Historical           L.P. Historical             Adjustments          Pro Forma
     ------                     ----------------        -----------------       ------------------     -----------
Investments, at equity:
  ProLogis Trust                $      506,194          $             -         $          -           $   506,194
  Regency Centers Corporation          465,575                        -                    -               465,575
  Security Capital European Realty     376,177                        -                    -               376,177
  Security Capital Research &
    Management:
  Security Capital Preferred
    Growth Incorporated                 97,514                        -                    -                97,514
  SC-US Real Estate Shares              15,977                        -                    -                15,977
  Storage USA, Incorporated            205,081                        -               (205,081)(a)             -
                                ----------------        -----------------       -----------------      -----------
                                     1,666,518                        -               (205,081)          1,461,437
  Real estate, less accumulated
    depreciation                     1,189,648                  1,715,217              397,027 (b)       3,301,892
  Investments in publicly traded
    real estate securities,
    at market value                     11,490                        -                    -                11,490
                                ----------------        -----------------       -----------------       ----------
    Total real estate investments    2,867,656                  1,715,217              191,946           4,774,819
Cash and cash equivalents            1,480,900                        397           (1,032,365)(c)         448,932
Note receivable                        115,000                        -                    -               115,000
Deferred income taxes                  277,543                        -                    -               277,543
Other assets                           110,231                     35,519               (8,130)(d)         137,620
                                 ---------------         ----------------       -----------------      -----------
  Total assets                   $   4,851,330           $      1,751,133       $     (848,549)        $ 5,753,914
                                 ===============         ================       =================      ===========


  Liabilities and Shareholders' Equity
  ------------------------------------

Lines of credit                  $         -             $        168,584       $     (168,584)(e)     $       -
Mortgage and construction
  notes payable                        530,254                     63,685              (24,177)(e)         569,762
Long-term debt                         799,763                    623,664                  -             1,423,427
6.5% Convertible debentures            161,418                        -                    -               161,418
Accounts payable and accrued
  expenses                             139,311                     98,481                  -               237,792
                                ----------------        -----------------       -----------------      -----------
  Total liabilities                  1,630,746                    954,414             (192,761)          2,392,399

Minority interests and
limited common partnership units         6,242                    101,061               39,870 (f)         147,173

Shareholders' equity:
Class A common shares                        6                        -                    -                     6
Class B common shares                    1,092                        -                    -                 1,092
Series B preferred shares              257,642                        -                    -               257,642
Additional paid-in capital           2,864,610                        -                    -             2,864,610
Accumulated other comprehensive
  income (loss)                        (54,423)                       -                    -               (54,423)
Retained earnings
  (accumulated deficit)                145,415                        -                    -               145,415
SUSA Partnership, L.P.
  partners' equity                         -                      695,658             (695,658)(g)             -
                                ----------------        -----------------       -----------------       ----------
Total shareholders' equity           3,214,342                    695,658             (695,658)          3,214,342
                                ----------------        -----------------       -----------------       ----------
  Total liabilities and
    shareholders' equity        $    4,851,330          $       1,751,133       $     (848,549)         $5,753,914
                                ================        =================       =================       ==========


The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                      Security Capital Group Incorporated
        Unaudited Pro Forma Condensed Consolidated Statement of Earnings
                       Three Months ended March 31, 2002
                                 (in thousands)
                                  (unaudited)

                                Security Capital        SUSA Partnership         Pro Forma Purchase
                                   Historical            L.P. Historical             Adjustments          Pro Forma
                                ----------------        -----------------            -----------        -------------
Income:
  Property revenues             $      50,439           $     69,046                 $    -             $   119,485
  Equity in earnings of:
  ProLogis Trust                       15,525                    -                        -                  15,525
  Regency Centers Corporation          16,183                    -                        -                  16,183
  Security Capital European
    Realty                             (1,973)                   -                        -                  (1,973)
  Security Capital Research &
    Management:
  Security Capital Preferred
  Growth Incorporated                   7,758                    -                        -                   7,758
  SC-US Real Estate Shares              1,211                    -                        -                   1,211
  Storage USA, Inc.                     5,401                    -                     (5,401)(a)               -
  Realized capital gains
    (losses)                               28                    -                        -                      28
  Interest and other income,
    net                                12,202                  4,434                   (7,743)(h)             8,893
                                ----------------        ------------------           -----------        -----------
    Total income                      106,774                 73,480                  (13,144)              167,110
                                ----------------        ------------------           -----------        -----------
Expenses:
  Property expenses                    30,148                 24,642                      -                  54,790
  General, administrative and
    other expenses, net of
    reimbursements from related
      parties                          10,047                  9,501                      -                  19,548
  Depreciation and amortization         5,006                 10,914                    2,109 (b)            18,029
  Interest expense                     26,082                 14,058                   (2,991)(i)            37,149
                                ----------------        ------------------           -----------         ----------
    Total expenses                     71,283                 59,115                     (882)              129,516
                                ----------------        ------------------           -----------         ----------

Earnings from operations
  before minority interest
  and income taxes                     35,491                 12,262                  (12,262)               37,594

Minority interest in net
  earnings of subsidiaries               (320)                   (20)                  (2,452)(j)            (2,792)
  Provision for income
    tax expense                       (12,398)                   -                        129 (k)           (12,269)
                                ----------------        ------------------           -----------        -----------
Earnings from operations               22,773                 14,345                  (14,585)               22,533

Preferred share / unit dividends       (4,509)                (1,442)                   1,442 (j)            (4,509)
                                ----------------        ------------------           -----------         ----------
Net earnings from operations
  attributable to common shares $      18,264           $     12,903                 $(13,143)           $   18,024
                                ================        ==================           ===========         ==========
Common shares outstanding:
        Basic                         140,982                                                               140,982
                                ================                                                         ==========
        Diluted                       144,050                                                               144,050
                                ================                                                         ==========

Per share net earnings from
  operations attributable to
  common shares:
        Basic                   $        0.13                                                            $     0.13
        Diluted                 $        0.13                                                            $     0.13



The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                      Security Capital Group Incorporated
        Unaudited Pro Forma Condensed Consolidated Statement of Earnings
                          Year ended December 31, 2001
                                 (in thousands)
                                  (unaudited)

                                        Security Capital        SUSA Partnership,       Pro Forma Purchase
                                         Pro Forma (l)           L.P. Historical            Adjustments          Pro Forma
                                        ----------------        -----------------       ------------------      -----------
Income:
  Property revenues                     $       195,687         $        282,065        $         -             $  477,752
  Equity in earnings of:
  Archstone Communities Trust                       -                        -                    -                    -
  CarrAmerica Realty Corporation                    -                        -                    -                    -
  ProLogis Trust                                 26,323                      -                    -                 26,323
  Regency Centers Corporation                    62,927                      -                    -                 62,927
  Security Capital European Realty                  516                      -                    -                    516
  Security Capital Research & Management:
  Security Capital Preferred Growth
    Incorporated                                 10,622                      -                    -                 10,622
  SC-US Real Estate Shares                        1,066                      -                    -                  1,066
  Security Capital U.S. Realty                       -                       -
  Storage USA, Inc.                              28,577                      -                (28,577)(a)                -
  Realized capital gains (losses)                   (90)                    (291)                 -                   (381)
                                        ---------------         ----------------        ----------------        ----------
    Interest and other income, net               17,725                   23,044                  -                 40,769
                                        ---------------         ----------------        ----------------        ----------
      Total income                              343,353                  304,818              (28,577)             619,594

Expenses:
  Property expenses                             109,242                   95,586                   -               204,828
  General, administrative and other
    expenses, net of reimbursements
    from related parties                         37,783                   31,364                   -                69,147
  Depreciation and amortization                  26,856                   41,649                 8,437 (b)          76,942
  Interest expense                              101,422                   58,824               (12,586)(i)         147,660
                                        ---------------         ----------------        -----------------       ----------
    Total expenses                              275,303                  227,423                (4,149)            498,577
                                        ---------------         ----------------        -----------------       ----------

Earnings from operations before minority
  interest and income taxes                      68,050                   77,395               (24,428)            121,017

Minority interest in net earnings of
  subsidiaries                                   (3,494)                     (79)              (10,099)(j)         (13,672)
  Provision for income tax expense               23,722                        -               (14,976)(k)           8,746
                                        ---------------         ----------------        -----------------       ----------

Earnings from operations                         88,278                   77,316               (49,503)            116,091

Preferred share / unit dividends                (18,035)                  (5,769)                5,769 (j)         (18,035)
                                        ---------------         ----------------        -----------------       ----------
Net earnings from operations
  attributable to common shares         $        70,243         $         71,547        $      (43,734)         $   98,056
                                        ===============         ================        =================       ==========

Common shares outstanding:
        Basic                                   139,432                                                            139,432
                                        ===============                                                         ==========
        Diluted                                 141,472                                                            141,472
                                        ===============                                                         ==========

Per share net earnings from operations
  attributable to common shares:
        Basic                          $           0.50                                                         $     0.70
        Diluted                        $           0.50                                                         $     0.69


The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                      Security Capital Group Incorporated
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
                                 (In thousands)
                                  (unaudited)


     On April 26, 2002, Security Capital acquired all of the assets of Storage USA and retained or repaid all of Storage USA's liabilities. Storage USA's general common operating units investment in SUSA Partnership, L.P. (the "operating partnership") comprised substantially all of Storage USA's assets. Immediately after the acquisition, Storage USA was merged into the operating partnership and, therefore, the accompanying pro forma condensed consolidated financial statements were prepared using the operating partnership's financial statements. Each share of Storage USA common stock was converted into the right to receive $42.70 in cash, which included consideration of $42.50 per share plus $0.20 per share in lieu of a dividend for the portion of the second quarter through April 26, 2002. The accompanying pro forma financial information has been prepared as if this transaction had occurred on March 31, 2002 for balance sheet purposes and on January 1, 2001 for statement of earnings purposes. The acquisition was accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141. The pro forma adjustments consist of: (a) Security Capital's investment in Storage USA and equity in earnings from Storage USA are eliminated as the operating partnership would be consolidated after the purchase.

(b) Represents the assumed step-up in basis of the operating partnership's real estate assets based on the purchase price (see footnote (c)). The basis step-up allocated to depreciable real estate is depreciated over 40 years, which represents the average life of the operating partnership's real estate assets.

(c) The purchase price was paid in cash and is computed as follows:

    Cash payments to Storage USA's common shareholders
      for the 16,902 shares not owned by Security Capital            $   721,720
    Cash payment to the operating partnership's limited common operating partnership unit holders for 574 limited common
      operating partnership units electing cash payment                   24,511
    Payment for Storage USA stock options                                 24,644
    Transaction costs incurred by Security Capital                        25,782
    Income taxes paid by Security Capital on its shares of
      Storage USA                                                         40,725
    Pay off and retirement of the operating partnership's line
      of credit and mortgages                                            194,983
                                                                      ----------
      Purchase price                                                  $1,032,365
                                                                      ==========

(d) Represents the elimination of the operating partnership's deferred financing costs.

(e) Represents the pay off and retirement of the operating partnership's line of credit and mortgages.

(f) Represents the reclassification of the $65 million in preferred operating partnership units from equity to minority interest partially offset by the $24.5 million payment to the limited common operating partnership units electing cash payment.

(g) Represents   the    elimination   or   reclassification   of  the  operating
    partnership's partners' equity.

(h) Represents  the  elimination  of interest income on the cash used to acquire
    the  operating   partnership, assuming  that  the  transaction  occurred  on
    January 1, 2001.

(i) Represents the reduction in interest expense related to the payoff and retirement of the operating partnership's line of credit and mortgages and the elimination of the operating partnership's deferred financing costs.

(j) Represents the reclassification of the preferred partnership unit distributions of $1,442 to minority interest and the minority interests' share of $1,010 of the operating partnership's net income represented by the limited common operating partnership units not owned by the company after the acquisition.

(k) The provision for income tax expense is based on the statutory tax rate of 35%.

(l) See the pro forma financial statements included in Security Capital's definitive proxy statement filed on April 16, 2002 for a description of this column.